Shareholders’ equity	12 Months Ended
Dec. 31, 2024
Equity [Abstract]
Shareholders’ equity	Shareholders’ equity
The authorized share capital of the Company as of December 31, 2024 and 2023 was $140,010,000 represented by 140,010,000 authorized common shares of par value $1.00 each.

In April 2023, the Company completed its IPO in the U.S, whereby the Company issued 7,720,000 common shares at an offering price of $5.80 per common share and subsequently issued an additional 910,000 common shares in a partial exercise of the over-allotment option in May 2023. Net proceeds from the offering amounted to $44.9 million which were used for funding acquisitions of newbuildings on order, repayment of indebtedness, funding our working capital needs and general corporate purposes.

In December 2023, the Company issued 3,117,143 common shares of par value $1.00 each in a private placement at a price of $5.64 per share. Net proceeds amounted to $16.9 million which are being used for funding acquisitions of newbuildings on order, repayment of indebtedness, funding our working capital needs and general corporate purposes.

In January 2024, the shareholders, at a Special General Meeting, approved the transfer of $97.9 million to the Company’s Contributed Surplus Account from the Company's Share Premium account (Additional paid-in capital in the Company’s Consolidated Statement of Changes in Shareholder’s Equity).

The following cash distributions were declared in the twelve months ended December 31, 2024:

Declaration date	Amount per share (in $)	Payment date
February 2024	0.01	March 2024
March 2024	0.03	April 2024
April 2024	0.03	May 2024
May 2024	0.04	June 2024
June 2024	0.04	July 2024
July 2024	0.05	July 2024
August 2024	0.06	August 2024
September 2024	0.07	September 2024
October 2024	0.10	October 2024
November 2024	0.04	November 2024
December 2024	0.01	January 2025

The above cash distributions were made from the Company's Contributed Surplus account.